Exhibit 10.6

United Air Lines, Inc.
1670-06 Page 1

1670-06
July 12, 1996

United Air Lines Inc.
P.O. Box 66100
Chicago, Illinois 60666


Subject:    Letter Agreement No. 1670-06 to
            Purchase Agreement No. 1670-
            [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
            WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
            TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference is made to Purchase Agreement No. 1670 dated December
18, 1990 between The Boeing Company (Boeing) and United Air
Lines, Inc. (Buyer) (the Purchase Agreement) relating to the sale by Boeing and the purchase by Buyer of thirty-nine (39) Model 747-422 aircraft (the Aircraft).

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase
Agreement.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as more fully described in paragraph 2 below, for any of Buyer's Aircraft which are scheduled to deliver [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] For the purpose of this Letter Agreement such Aircraft are referred to as "Eligible Aircraft."

All escalation calculations under this Letter Agreement, including rounding, will be made in accordance with Exhibit D to the Purchase Agreement entitled "Price Adjustment Due to Economic Fluctuations - Airframe Price Adjustment" (hereinafter referred to as "Exhibit D"), using actual escalation indices published for the applicable period.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


United Air Lines, Inc.
1670-06  Page 2


          Calculation - Eligible Aircraft Delivering in 1997.
          --------------------------------------------------

          At the time of delivery of each Eligible Aircraft delivering in 1997, Boeing will issue to Buyer a credit memorandum (the 1997 Credit Memorandum) which shall be applied to the Purchase Price of such Aircraft. The 1997 Credit Memorandum shall be calculated as follows:

     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and the escalation calculated for the month of delivery of the 1997 Eligible Aircraft;

     provided however,

     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
     THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
     FOR CONFIDENTIAL TREATMENT] pursuant to the following calculation:

          At the time of the delivery of the 1997 Eligible Aircraft, the Base Airframe Price and Special Features prices will be escalated to a December 1996 delivery month. The December 1996 escalated price will be referred to in the following formula as the "December 1996 Index Amount". The 1997 Credit Memorandum for the 1997 Eligible Aircraft will not exceed an amount equal to:

          [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
          WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
          A REQUEST FOR CONFIDENTIAL TREATMENT]

          Calculation - Eligible Aircraft Delivering in 1998.
          --------------------------------------------------

          At the time of delivery of each Eligible Aircraft delivering in 1998, Boeing will issue to Buyer a credit memorandum (the 1998 Credit Memorandum) which shall be applied to the Purchase Price of such Aircraft. The 1998 Credit Memorandum shall be the sum of:

     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
     THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
     FOR CONFIDENTIAL TREATMENT]


United Air Lines, Inc.
1670-06 Page 3


     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and the escalation calculated for the month of delivery of the 1998 Eligible Aircraft:

     provided however,

     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
     THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
     FOR CONFIDENTIAL TREATMENT] pursuant to the following calculation:

          At the time of the delivery of the 1998 Eligible Aircraft, the Base Airframe Price and Special Features prices will be escalated to a December 1997 delivery month. The December 1997 escalated price will be referred to in the following formula as the "December 1997 Index Amount". The 1998 Credit Memorandum for the 1998 Eligible Aircraft will not exceed an amount equal to:

          [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
          WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
          A REQUEST FOR CONFIDENTIAL TREATMENT]

          Eligible Aircraft Delivering after 1998.
          ---------------------------------------

          For Eligible Aircraft delivering after the calendar year 1998, the amount of the Credit Memorandum will be the amount calculated pursuant to paragraph 2.2 above as if the delivery was [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] This credit memorandum amount will be escalated from December 1998 to the month of delivery.

     Advance Payment Base Price.
     --------------------------

     It is agreed that the Advance Payment Base Prices for the Eligible Aircraft, set forth in Article 5.1 of the Purchase Agreement [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pursuant to this Letter Agreement.


United Air Lines, Inc.
1670-06 Page 4


          Incorporation Point.
          -------------------

          The revised Advance Payment Base Prices specified in paragraph 3.1 will be used for all payments due to Boeing after the date of this Letter Agreement. Boeing will review the advance payments made prior to the date of this Letter Agreement and determine if there is an excess. Any excess will be deducted from the next advance payment due to Boeing.

     Escalating Credits (STE).
     ------------------------

     It is agreed that the credit memoranda specified in Letter Agreement No. 6-1162-TML-DLJ891R1 which escalate in accordance with Exhibit D, is expressed as a percentage of the escalated Purchase Price of the Aircraft, will be calculated using the same factors used to develop the adjusted airframe escalation pursuant to this Letter Agreement.

Very truly yours,

THE BOEING COMPANY

By /s/ M. O. Hurt
   --------------
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date: July 12, 1996
      -------

United Air Lines Inc.

By /s/ Douglas A. Hacker
   ---------------------
Its Senior Vice President and
    Chief Financial Officer